Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]       Preliminary proxy statement
[x]       Definitive proxy statement
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                                 MITCHELL BANCORP, INC.
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                   (Name of Registrant as Specified in Its Charter)


                                 MITCHELL BANCORP, INC.
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                     (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]       No fee required.
[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1)       Title of each class of securities to which transaction applies:
                              N/A
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(2)       Aggregate number of securities to which transactions applies:
                              N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)       Proposed maximum aggregate value of transaction:
                              N/A
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[x]       Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:
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(2)       Form, schedule or registration statement no.:
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(4)       Date filed:
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                                    September 18, 1997





Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of Mitchell Bancorp, Inc. The meeting will be held at the main office of Mitchell Savings Bank, Inc., SSB located at 210 Oak Avenue, Spruce Pine, North Carolina, on Wednesday, October 22, 1997, at 2:00 p.m., local time.

          The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Crisp Hughes & Co., L.L.P., the Corporation's independent auditors, will be present to respond to appropriate questions of shareholders.

          It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

          We look forward to seeing you at the meeting.

                                    Sincerely,


                                    /s/Edward Ballew, Jr.
                                    Edward Ballew, Jr.
                                    Executive Vice President
                                      and Chief Executive Officer

                                 MITCHELL BANCORP, INC.
                                     210 Oak Avenue
                           Spruce Pine, North Carolina 28777
                                     (704) 765-7324

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On October 22, 1997
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          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mitchell Bancorp, Inc. ("Corporation") will be held at the main office of Mitchell Savings Bank, Inc., SSB located at 210 Oak Avenue, Spruce Pine, North Carolina, on Wednesday, October 22, 1997, at 2:00 p.m., local time, for the following purposes:

          (1) To elect six directors to serve until the 1998 Annual Meeting of Shareholders;

          (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the meeting.

          Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on September 2, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

          You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/Emma Lee M. Wilson
                                 EMMA LEE M. WILSON
                                 SECRETARY


Spruce Pine, North Carolina
September 18, 1997

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                        OF
                              MITCHELL BANCORP, INC.
                                 210 OAK AVENUE
                        SPRUCE PINE, NORTH CAROLINA 28777
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                          ANNUAL MEETING OF SHAREHOLDERS
                                October 22, 1997
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          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitchell Bancorp, Inc. ("Corporation"), the holding company for Mitchell Savings Bank, Inc., SSB ("Savings Bank"), to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting").
The Annual Meeting will be held at the Savings Bank's main office located at 210 Oak Avenue, Spruce Pine, North Carolina on Wednesday, October 22, 1997, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about September 18, 1997.

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                           VOTING AND PROXY PROCEDURE
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          Shareholders of record as of the close of business on September 2, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of September 2, 1997, the Corporation had 930,902 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum.
Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

          The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below. If a shareholder attends the Annual Meeting, he or she may vote by ballot. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

          Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

          The six directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

          If a shareholder is a participant in the Mitchell Savings Bank, Inc., SSB Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

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          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
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          Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of September 2, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at September 2, 1997. The following table also sets forth, as of September 2, 1997, information as to the shares of Common Stock beneficially owned by each director, by the named executive officers of the Corporation, and by all executive officers and directors of the Corporation as a group.

                               Number of Shares        Percent of Shares
Name                        Beneficially Owned (1)        Outstanding
----                        ----------------------     -----------------

Beneficial Owners
 of More Than 5%

Mitchell Savings
 Bank, Inc., SSB
Employee Stock
 Ownership Plan Trust               78,391                  8.42%

Jerome H. and
 Susan B. Davis (2)                 93,000                  9.99%

Great Meadows, Inc. (3)
  Samuel L. Phillips
  Van F. Phillips
  G. Byron Phillips
  Gina A. Phillips                  97,650                 10.49%


Directors

Calvin F. Hall                      12,190                  1.31%
Emma Lee M. Wilson                  11,000                  1.18%
Baxter D. Johnson                    2,000                      *
Lloyd Hise, Jr.                      5,005                      *
Michael B. Thomas                    3,165                      *

Named Executive Officers(4)

Edward Ballew, Jr.                  12,190                  1.31%

All Executive Officers and          45,550                  4.89%
 Directors as a Group (6 persons)
_______________
*     Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

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(2) As disclosed in a Schedule 13D filed with the Securities and Exchange Commission ("SEC") on July 19, 1996, as subsequently amended on November 19, 1996 and May 5, 1997.
(3)   As disclosed in a Schedule 13D filed with the SEC on August 19, 1996.
(4) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Edward Ballew, Jr. was the Corporation's only "named executive officer" for the fiscal year ended June 30, 1997. He is also a director of the Corporation.

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                          PROPOSAL I -- ELECTION OF DIRECTORS
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          The Corporation's Board of Directors consists of six members. The Board of Directors was increased from five to six members with the appointment of Michael B. Thomas on August 18, 1997. Pursuant to the Corporation's Bylaws, all six of the Corporation's Directors are standing for election at the Annual Meeting. The following table sets forth the names of the Board of Directors' nominees for election as directors. All nominees are current members of the Board of Directors.

          If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

          The Board of Directors recommends a vote "FOR" each of the nominees named in the following table as directors of the Corporation.

                                      Year First
                                        Elected
                                     or Appointed        Term to
    Name               Age (1)       Director (2)       Expire (3)
    ----               -------       ------------       ----------

Calvin F. Hall            68             1974              1998
Edward Ballew, Jr.        75             1948              1998
Emma Lee M. Wilson        61             1983              1998
Baxter D. Johnson         87             1952              1998
Lloyd Hise, Jr.           52             1988              1998
Michael B. Thomas         42             1997              1998
______________
(1)   As of June 30, 1997.
(2) Includes prior service on the Board of Directors of the Savings Bank, if any.
(3)   Assuming the individual is elected or re-elected at the Annual Meeting.

          The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

          Calvin F. Hall is President and an agent of Fortner Insurance Agency, Inc., with which he has been affiliated with for over 38 years. Mr. Hall was appointed President of the Savings Bank in January 1995. Mr. Hall is a member of the Spruce Pine Rotary Club.

          Edward Ballew, Jr. has been employed as an executive officer by the Savings Bank since 1947 and serves as its Executive Vice President and Chief Executive Officer.

          Emma Lee M. Wilson has been employed by the Savings Bank since 1958 and has served in various capacities since that time. Mrs. Wilson is the Assistant Managing Officer, Secretary and Treasurer of the Savings Bank.

          Baxter D. Johnson has been the owner of Johnson Electric, Spruce Pine, North Carolina, for 67 years.

          Lloyd Hise, Jr. has been a practicing attorney in Spruce Pine, North Carolina since 1969.

          Michael B. Thomas is a salesman for Buck Stove, Inc., Spruce Pine, North Carolina. He is a past president of the Mitchell County Chamber of Commerce and has served on the Town of Spruce Pine Board of Alderman.

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                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
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          The Boards of Directors of the Corporation and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 1997, the Board of Directors of the Corporation held five meetings, and the Board of Directors of the Savings Bank held 12 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

          The Board of Directors of the Corporation has an Audit Committee consisting of Directors Hise, Hall and Johnson, which is responsible for meeting with the Corporation's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee is also responsible for employee compliance issues. The Board also receives and reviews the reports and findings and other information presented to them by the Corporation's outside auditor. The Audit Committee meets as needed and met three times during the fiscal year ended June 30, 1997.

          The Loan Committee, consisting of Messrs. Hall, Ballew and Mrs. Wilson, meets as needed and is responsible for reviewing and approving the Savings Bank's loans. The Loan Committee met approximately 24 times during the fiscal year ended June 30, 1997.

          The Compensation Committee, consisting of Directors Ballew, Hise and Wilson, makes recommendations to the full Board of Directors concerning employee compensation. The Compensation Committee meets as needed and met three times during the fiscal year ended June 30, 1997.

          The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. During the fiscal year ended June 30, 1997, the Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

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                            DIRECTORS' COMPENSATION
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Board Fees

          Except for the President who receives a monthly fee of $1,000, directors of the Savings Bank received a fee of $500 per month during the year ended June 30, 1997. Director fees totalled $36,000 for the year ended June 30, 1997. Directors do not receive any additional compensation for serving on committees of the Board of Directors. No separate fees are paid for service on the Board of Directors of the Corporation.

Directors' Retirement Plan

          The Savings Bank established a retirement plan for incumbent directors in 1994. The intent of the plan is to compensate directors for their past services to the Savings Bank and to provide incentives for continued service to the Savings Bank to ensure its continued success and to provide management of the Savings Bank with the benefits of the expertise and experience of its directors. Normal retirement age under the plan is age 62. The plan provides a normal retirement benefit equal to $500 per month for a period of 120 months following retirement. However, the Savings Bank may elect to pay the normal retirement benefit in a lump sum at any time following a director's retirement. The plan also provides for the payment of benefits equal to the normal retirement benefit in the case of a director who dies or becomes disabled prior to retirement. Directors who participate in the plan are subject to a noncompetition restriction during the benefit payment period. In addition, a retired director is obligated to provide consulting services to the Savings Bank during such period. Plan expenses totalled $17,000 for the fiscal year ended June 30, 1997.

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                            EXECUTIVE COMPENSATION
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Summary Compensation Table

                            Annual Compensation(1)
                     ---------------------------------------
                                                    Other
                                                    Annual      All Other
Name and                                           Compen-      Compen-
Position             Year     Salary(1)   Bonus    sation(2)   sation($)(3)
--------             ----     ---------   -----    ---------   ------------

Edward Ballew, Jr.   1997     $ 73,800   $   --        --         $31,647
 Executive Vice
 President           1996       74,000    6,200        --              --
 and Chief
 Executive Officer   1995       68,250    8,100        --              --

-------------------
(1)       Includes Board of Directors fees of $6,000.
(2) Excludes perquisites which, in the aggregate, did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3)       Represents contribution made to the ESOP.

Employment Agreements

          Effective December 31, 1995, the Savings Bank entered into three-year employment agreements with Mr. Ballew and Mrs. Wilson (individually, the "Executive"). The agreements provide for the extension of the term of the agreement for an additional year annually unless the Savings Bank provides the Executive with prior notice that the current term will not be extended. The agreements provide for an initial salary level for Mr. Ballew and Mrs. Wilson of $72,000 and $58,000, respectively. Under the agreements, the compensation of each Executive is subject to annual review. In addition, each Executive is eligible to participate in all employee benefit plans or arrangements which the Savings Bank makes available to its senior executive officers. The agreements provide that upon the Executive's termination of employment without cause or the Executive's resignation following the occurrence of certain events, including a material change in the Executive's functions, duties or responsibilities, the Savings Bank will make a severance payment equal to the greater of the payments due to the Executive over the remaining term of the agreement or three times the average of the Executive's base salary over the preceding three years. In addition, the Savings Bank is obligated to continue the Executive's life, dental and disability coverage through the expiration of the current term of the agreement. The agreements also restrict the Executive's right to compete against the Savings Bank for a period of two years from the date of the Executive's termination without cause or resignation in the circumstances described above.

          In connection with the Savings Bank's mutual to stock conversion, the agreements were amended to provide for severance payments and continuation of other employee benefits in the event of the Executive's involuntary termination of employment in connection with any change in control of the Savings Bank or the Corporation. Severance payments also will be provided on a similar basis in connection with voluntary termination of employment where, subsequent to a change in control, Mr. Ballew and Mrs. Wilson are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" will be defined as having occurred when, among other things, (i) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (ii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (iii) the membership of the Board of Directors changes as the result of a contested election, or (iv) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

          The severance payments from the Savings Bank will equal 2.99 times each Executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Assuming that a change in control had occurred at June 30, 1997, Mr. Ballew and Mrs. Wilson would be entitled to severance payments of approximately $210,000 and $165,000, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Executives would not be entitled to deduct the amount of such excess payments.

Compensation Committee Interlocks and Insider Participation.

          Mr. Ballew, Executive Vice President and Chief Executive Officer of the Corporation, serves as a member of the Compensation Committee. Although the Chief Executive Officer recommends compensation to be paid to executive officers, the entire Board of Directors of the Savings Bank reviews such recommendations and sets the compensation for Mr. Ballew.

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                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
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          Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with for the fiscal year ended June 30, 1997.

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                        TRANSACTIONS WITH MANAGEMENT
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          Current law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank therefore is prohibited from making any new loans or extensions of credit to the Savings Bank's executive officers and directors and at different rates or terms than those offered to the

                                    6
PAGE
general public and has adopted a policy to this effect. The aggregate amount of loans by the Savings Bank to its executive officers and directors was approximately $65,000 at June 30, 1997. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

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                                 AUDITORS
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          The Board of Directors has appointed Crisp Hughes & Co., L.L.P., independent public accountants, to serve as the Corporation's auditors for the fiscal year ending June 30, 1998. A representative of Crisp Hughes & Co., L.L.P. is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

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                               OTHER MATTERS
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          The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

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                               MISCELLANEOUS
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          The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally, by telecopier or by telephone without additional compensation.

          The Corporation's 1997 Annual Report to Shareholders, including consolidated financial statements, has been mailed to all shareholders of record as of the close of business on September 2, 1997. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

          A copy of the Corporation's Form 10-KSB for the fiscal year ended June 30, 1997, as filed with the SEC, will be furnished without charge to shareholders of record as of September 2, 1997 upon written request to Emma Lee
M. Wilson, Secretary, Mitchell Bancorp, Inc., 210 Oak Avenue, Spruce Pine, North Carolina 28777.

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                            SHAREHOLDER PROPOSALS
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          Proposals of shareholders intended to be presented at the Corporation's annual meeting to be held in October 1998 must be received by the Corporation no later than May 22, 1998 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

          The Corporation's Bylaws provide that, in order for a shareholder to make nominations for the election of directors at the Annual Meeting, a shareholder must deliver written notice of such nominations to the Secretary not less than 50 nor more than 90 days prior to the date of the Annual Meeting; provided that if less than 21 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered to the Secretary of the Corporation not later than the close of business on the seventh day following the day on which notice of the Annual Meeting was mailed to shareholders.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/Emma Lee M. Wilson
                                    EMMA LEE M. WILSON
                                    SECRETARY


Spruce Pine, North Carolina
September 18, 1997

                                REVOCABLE PROXY
                             MITCHELL BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 OCTOBER 22, 1997

          The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Mitchell Bancorp, Inc. ("Corporation") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the main office of Mitchell Savings Bank, Inc., SSB located at 210 Oak Avenue, Spruce Pine, North Carolina, on Wednesday, October 22, 1997, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:


                                                       FOR        WITHHELD

1.        The election as director of the nominees
          listed below (except as marked to the          [  ]         [  ]
          contrary below).

          Calvin F. Hall
          Edward Ballew, Jr.
          Emma Lee M. Wilson
          Baxter D. Johnson
          Lloyd Hise, Jr.
          Michael B. Thomas

          INSTRUCTIONS:  To withhold your vote
          for any individual nominee, write the
          nominee's name(s) on the line below.


          -------------------------------------

2. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposition.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

PAGE

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


          Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

          The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting dated September 18, 1997, and the 1997 Annual Report to Shareholders.



Dated: _____________, 1997




---------------------------------             ------------------------------
PRINT NAME OF SHAREHOLDER                     PRINT NAME OF SHAREHOLDER



---------------------------------             ------------------------------
SIGNATURE OF SHAREHOLDER                      SIGNATURE OF SHAREHOLDER



Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.






PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PAGE